UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc. BELVIQ® is a registered trademark of Arena Pharmaceuticals GmbH.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2013, we held our 2013 Annual Meeting of Stockholders. At the annual meeting, along with other items discussed in Item 5.07 below, our stockholders approved our 2013 Long-Term Incentive Plan, or 2013 LTIP.

As of the stockholder approval of the 2013 LTIP, there were 26,720,370 shares of Arena common stock, or common stock, available for issuance thereunder. This number may be increased or decreased as described below.

The shares under the 2013 LTIP may be granted as incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards. Performance awards may be based on the achievement of operational, financial, research and development, collaborative arrangements and other performance metrics provided under the 2013 LTIP, such as total stockholder return, revenue, research, development and regulatory achievements and strategic and operational initiatives.

Upon stockholder approval of the 2013 LTIP, our 2012 Long-Term Incentive Plan, or 2012 LTIP, was terminated. However, notwithstanding such termination or the previous termination of our 2009 Long-Term Incentive Plan, 2006 Long-Term Incentive Plan, as amended, 2002 Equity Compensation Plan, Amended and Restated 2000 Equity Compensation Plan, and Amended and Restated 1998 Equity Compensation Plan (together with the 2012 LTIP, the “Prior Plans”), all outstanding awards under the Prior Plans will continue to be governed under the terms of the Prior Plans. The number of shares of common stock authorized for issuance under the 2013 LTIP may be increased by the number of shares subject to any stock awards under the Prior Plans that are forfeited, expire or otherwise terminate without the issuance of such shares and would otherwise be returned to the share reserve under the Prior Plans but for their termination and as otherwise provided in the 2013 LTIP.

Some key features of the 2013 LTIP are summarized below.

Shares Available for Awards. There were 26,720,370 shares of common stock available for awards under the 2013 LTIP when it was approved by our stockholders. Stock options and stock appreciation rights granted under the 2013 LTIP reduce the available number of shares by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under the 2013 LTIP reduce the available number of shares by 1.25 shares for every share issued. In addition, shares that are released from awards granted under the Prior Plans or the 2013 LTIP because the awards expire, are forfeited or are settled for cash will increase the number of shares available under the 2013 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.25 shares for each share released from a restricted stock award or restricted stock unit award. The following shares will not be added to the number of shares available under the 2013 LTIP: (a) shares tendered by the participant or withheld by us in payment of the purchase price of an option granted under the 2013 LTIP or the Prior Plans, or to satisfy any tax withholding obligation with respect to an option or stock appreciation right granted under the 2013 LTIP or the Prior Plans, (b) shares subject to a stock appreciation right granted under the 2013 LTIP or the Prior Plans that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, and (c) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options granted under the 2013 LTIP or the Prior Plans. Shares issued under awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we or any subsidiary combines, will not reduce the shares authorized for issuance under the 2013 LTIP.

Eligibility; Awards to be Granted to Certain Individuals and Groups. Awards may be granted under the 2013 LTIP to any employee, non-employee member of our Board of Directors, consultant or advisor who provides us service, except for incentive stock options, which may be granted only to our employees or employees of our subsidiaries.

Certain Limits on Shares Subject to Awards. The 2013 LTIP provides that, subject to adjustment as provided in the plan, no participant may be granted (a) options or stock appreciation rights during any 12-month period with respect to more than 3,000,000 shares of common stock or (b) more than 1,000,000 shares of common stock for each 12 months in the vesting period or performance period with respect to restricted stock, performance awards and/or restricted stock unit awards that are denominated in shares of common stock and are intended to comply with the performance-based exception under Internal Revenue Code, or Code, Section 162(m). Shares subject to a cancelled award continue to count against the applicable limit. In addition, the maximum dollar value that may be granted to any participant for each 12 months in a performance period with respect to performance-based awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. The dollar value of a cancelled award will continue to count against the $5,000,000 limit.

Administration. The 2013 Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to select the participants who will receive awards under the 2013 LTIP, to determine the type and terms of the awards, and to interpret and administer the 2013 LTIP. The Compensation Committee may delegate the right to make grants and otherwise take action on the Compensation Committee’s behalf under the 2013 LTIP to a committee of one or more directors and, to the extent permitted by law and NASDAQ Stock Market rules and regulation, to an executive officer or a committee of executive officers the right to grant awards to employees who are not our executive officers.

Exercise Price and Grant Price; No Repricing. Neither the exercise price of an option nor the grant price of a stock appreciation right may be less than 100% of the fair market value of the common stock on the date such option is granted, except in specified situations. The 2013 LTIP prohibits option and stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments shall be made, in the discretion of the Compensation Committee, in the number and class of shares of stock subject to the 2013 LTIP, the number and class of shares of awards outstanding under the 2013 LTIP, the limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control. The Compensation Committee may, in its discretion, determine that, upon our “change in control” (as defined in the 2013 LTIP or otherwise defined in the agreement evidencing an award), options and stock appreciation rights outstanding as of the date of the change in control shall be cancelled and terminated without payment therefor if the fair market value of one share of our common stock as of the date of the change in control is less than the per share option exercise price or stock appreciation right grant price.

To the extent provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award or restricted stock unit award (or in which we are the ultimate parent corporation and continue the award), if a participant’s employment with such successor company (or us) or a subsidiary thereof terminates within the period following such change in control set forth in the award agreement (or prior if applicable) under the circumstances set forth in the award agreement, each award held by such participant at the time of such termination of employment will be fully vested, and options and stock appreciation rights may be exercised during the period following such termination set forth in the award agreement. If the successor company does not assume or substitute for such outstanding awards held by participants at the time of the change in control, then unless otherwise provided in the award agreement, the awards will become fully vested immediately prior to the change in control and will terminate immediately after the change in control.

The Compensation Committee, in its discretion, may also determine that, upon the occurrence of a change in control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right.

Amendment and Termination of the 2013 LTIP. Our Board of Directors may alter, amend, suspend or terminate the 2013 LTIP, from time to time as it deems advisable, subject to any requirement of applicable law or the rules and regulations of the NASDAQ Stock Market for stockholder approval. However, our Board of Directors may not amend the 2013 LTIP without stockholder approval to increase the number of shares available for awards under the 2013 LTIP, expand the types of awards available under the 2013 LTIP, materially expand the class of persons eligible to participate in the 2013 LTIP, permit the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant (except for substitute awards granted in connection with an acquisition), increase the maximum term of the plan or of any options and stock appreciation rights, increase the limits on shares subject to awards or the dollar value payable with respect to performance awards, or take any action with respect to an option or stock appreciation right that may be treated as a repricing under the NASDAQ Stock Market rules. No such action by our Board of Directors may alter or impair any award previously granted under the 2013 LTIP without the written consent of the participant. The 2013 LTIP will expire on the 10th anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Attached hereto as Exhibits 10.2 to 10.5 are forms of grant under the 2013 LTIP.

The foregoing summary of the 2013 LTIP is qualified in its entirety by reference to the complete text of such plan, which is incorporated by this reference to Exhibit 99.1 of our Form S-8 filed with the Securities and Exchange Commission on June 10, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2013, we held our 2013 Annual Meeting of Stockholders. At the annual meeting, our stockholders (i) elected each of the director nominees named below to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; (ii) approved, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting; (iii) approved our 2013 Long-Term Incentive Plan; and (iv) ratified the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2013. The tables below set forth the results of the vote of our stockholders for the annual meeting.

Proposal 1: The election of directors

Director Nominee	For	Withheld	Broker Non-Votes
Jack Lief	60,701,944	2,790,088	106,524,912
Dominic P. Behan, Ph.D.	61,397,957	2,094,075	106,524,912
Donald D. Belcher	60,995,029	2,497,003	106,524,912
Scott H. Bice	60,900,939	2,591,093	106,524,912
Harry F. Hixson, Jr., Ph.D.	60,980,129	2,511,903	106,524,912
Tina S. Nova, Ph.D.	60,875,520	2,616,512	106,524,912
Phillip M. Schneider	60,956,829	2,535,203	106,524,912
Christine A. White, M.D.	60,869,519	2,622,513	106,524,912
Randall E. Woods	60,929,912	2,562,120	106,524,912

Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting

Votes for approval	58,449,441
Votes against approval	4,266,705
Abstentions	775,886
Broker non-votes	106,524,912

Proposal 3: The approval of the Arena Pharmaceuticals, Inc., 2013 Long-Term Incentive Plan

Votes for approval	52,566,216
Votes against approval	10,340,313
Abstentions	585,503
Broker non-votes	106,524,912

Proposal 4: Ratification of the Appointment of KPMG LLP

Votes for approval	160,531,276
Votes against approval	8,512,127
Abstentions	973,541
Broker non-votes	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Arena’s 2013 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Arena’s registration statement on Form S-8 filed with the Securities and Exchange Commission on June 10, 2013, Commission File No. 333-189213)

10.2	Form of Stock Option Grant Agreement for Employees or Consultants under the Arena 2013 Long-Term Incentive Plan

10.3	Form of Incentive Stock Option Grant Agreement for Employees under the Arena 2013 Long-Term Incentive Plan

10.4	Form of Restricted Stock Unit Grant Agreement (other than for non-employee directors) under the Arena 2013 Long-Term Incentive Plan

10.5	Form of Restricted Stock Unit Grant Agreement for Non-Employee Directors under the Arena 2013 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2013	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Arena’s 2013 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Arena’s registration statement on Form S-8 filed with the Securities and Exchange Commission on June 10, 2013, Commission File No. 333-189213)

10.2	Form of Stock Option Grant Agreement for Employees or Consultants under the Arena 2013 Long-Term Incentive Plan

10.3	Form of Incentive Stock Option Grant Agreement for Employees under the Arena 2013 Long-Term Incentive Plan

10.4	Form of Restricted Stock Unit Grant Agreement (other than for non-employee directors) under the Arena 2013 Long-Term Incentive Plan

10.5	Form of Restricted Stock Unit Grant Agreement for Non-Employee Directors under the Arena 2013 Long-Term Incentive Plan